UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

Carmike Cinemas, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-14993	58-1469127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 First Avenue, Columbus, Georgia		31901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (706) 576-3400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 3, 2016, Carmike Cinemas, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AMC Entertainment Holdings, Inc., a Delaware corporation (“AMC”), and Congress Merger Subsidiary, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of AMC (“Merger Subsidiary”), providing for, among other things, the acquisition of the Company by AMC. Subject to the terms and conditions of the Merger Agreement, Merger Subsidiary will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of AMC. On March 3, 2016, the Company and AMC issued a joint press release announcing the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 3, 2016, the Company distributed the communications attached hereto as Exhibits 99.2 to 99.3, which are incorporated herein by reference.

Important Additional Information Regarding the Merger Will Be Filed With The SEC

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Merger. In connection with the Merger, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The Company’s stockholders will be able to obtain a free copy of the proxy statement, when available, and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the proxy statement, when available, and other relevant documents from the Company’s website at www.carmikeinvestors.com or by contacting the Company’s investor relations representatives by telephone at (212) 835-8500 or via email at ckec@jcir.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Merger, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Company stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, and in its definitive proxy statement for its most recent annual meeting of stockholders, which was filed with the SEC on April 17, 2015, and in Forms 4 of directors and executive officers filed with the SEC. Additional information regarding the interests of such individuals in the Merger will be included in the proxy statement relating to the Merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.carmikeinvestors.com or by contacting the Company’s investor relations representatives by telephone at (212) 835-8500 or via email at ckec@jcir.com.

Disclosure Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, and other written or oral statements made by or on behalf of the Company may constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act (the “Exchange Act”) of 1934. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the inability to complete the Merger due to the failure to obtain Company stockholder or regulatory approval for the Merger or the failure to satisfy other conditions of the Merger within the proposed timeframe or at all;

•	disruption in key business activities or any impact on the Company’s relationships with third parties as a result of the announcement of the Merger;

•	the failure to obtain the necessary financing arrangements as set forth in the debt commitment letters delivered pursuant to the Merger Agreement, or the failure of the Merger to close for any other reason;

•	risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction;

•	the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement;

•	the risk that the pendency of the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Merger;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	adverse regulatory decisions;

•	unanticipated changes in the markets for the Company’s business segments;

•	general economic conditions in the Company’s regional and national markets;

•	our ability to comply with covenants contained in the agreements governing the Company’s indebtedness;

•	our ability to operate at expected levels of cash flow;

•	financial market conditions including, but not limited to, changes in interest rates and the availability and cost of capital;

•	our ability to meet our contractual obligations, including all outstanding financing commitments;

•	the availability of suitable motion pictures for exhibition in the Company’s markets;

•	competition in the Company’s markets;

•	competition with other forms of entertainment;

•	the effect of the Company’s leverage on its financial condition;

•	prices and availability of operating supplies;

•	the impact of continued cost control procedures on operating results;

•	the impact of asset impairments;

•	the impact of terrorist acts;

•	changes in tax laws, regulations and rates; and

•	financial, legal, tax, regulatory, legislative or accounting changes or actions that may affect the overall performance of the Company’s business.

Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading “Item 1A. Risk Factors,” and in its subsequently filed reports with the SEC, including Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on the forward-looking statements included in this news release, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 3, 2016

99.2	Employee Letter

99.3	Guest Letter

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: March 3, 2016	By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated March 3, 2016

99.2	Employee Letter

99.3	Guest Letter